UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

Commission File Number: 333-189762

WEED GROWTH FUND, INC.
(formerly Ovation Research, Inc.) (Exact name of registrant as specified in its charter)

Nevada	90-0925760
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

 c/o 5635 N. Scottsdale Road, Suite 130

Scottsdale, AZ 85250

(Address of principal executive offices)

Tel: (480) 725-9060

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2014, the Company entered into a Contribution Agreement with New Compendium Corporation, a corporation, the controlling shareholder of the Company.  A copy of the Contribution Agreement is attached as Exhibit 10.1 under Item 9.01.  The Contribution Agreement provides that the Company will issue to New Compendium Corporation 5,000,000 shares of common stock in exchange for a contribution of cash and securities from New Compendium Corporation. The Company has already received the initial payment of $100,000 as part of the agreement and anticipates that the additional assets will be transferred to the Company within 30 days. The Company also anticipates issuing the 5,000,000 shares to New Compendium Corporation within 30 days.

The description of the Contribution Agreement, above, is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	SEC Reference Number	Title of Document	Location

10.1	10	Contribution Agreement dated September 30, 2014	This Filing

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEED GROWTH FUND, INC.

Date: October 21, 2014	By	/s/ Eric Miller
Eric Miller, President & Director